UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of Earliest Event Reported):
September 23, 2004

New Jersey State of Incorporation	Commission File Number 1-3822	21-0419870 I.R.S. Employer Identification No.

One Campbell Place
Camden, New Jersey 08103-1799
Principal Executive Offices

Telephone Number: (856) 342-4800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

Item 1.01 — Entry into a Material Definitive Agreement
Item 9.01 — Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
FORM OF STOCK OPTION AWARD STATEMENT
FORM OF RESTRICTED STOCK AWARD STATEMENT

Item 1.01 — Entry into a Material Definitive Agreement

On September 23, 2004, Campbell Soup Company (the “Company”) made a number of stock option and restricted stock awards to certain of its executives and key managers, including the following:

	Number of Stock	Number of Restricted
Name	Options Awarded	Shares (Units) Awarded
Douglas R. Conant	805,000	58,075
Anthony P. DiSilvestro	42,310	13,600
John A. Doumani	57,500	19,500 (units)
M. Carl Johnson, III	75,900	22,800
Ellen O. Kaden	75,900	27,100
Larry S. McWilliams	79,695	25,400
Denise M. Morrison	41,400	14,000
Nancy A. Reardon	57,500	22,300
Mark A. Sarvary	100,000	36,000
Robert A. Schiffner	80,500	24,000
David R. White	41,400	16,000
Doreen A. Wright	41,400	14,900

The stock option and restricted stock awards were made pursuant to the Company’s 2003 Long-Term Incentive Plan, which was filed with the Securities and Exchange Commission with the Company’s 2003 Proxy Statement (the “Plan”). A form of stock option award statement and restricted stock award statement are filed with this Current Report as Exhibit 10.1 and 10.2, respectively.

The stock options are exercisable at a price of $26.36 per share and vest in accordance with the schedule set forth in the stock option award statement. Subject to earlier termination as described in the Plan, the stock options expire as set forth in the stock option award statement. The restricted shares (or, in the case of Mr. Doumani, restricted share units) vest in accordance with the schedule set forth in the restricted stock award statement. If the recipient voluntarily resigns or is terminated for cause as defined in the Plan, any restricted shares (or units) will be forfeited and returned to the Company. If the recipient’s employment is ended because of retirement, a Company initiated termination, or death, each segment of the award will be prorated based upon the length of time the recipient was employed during the restriction period, and the prorated award will vest in accordance with the schedule in the restricted stock award statement. The restricted shares (or units) may not be sold, assigned, transferred, pledged or otherwise disposed of by the recipient until they vest. Each recipient is entitled to receive any dividends or

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other distributions made with respect to the restricted shares (or units).

Item 9.01 — Financial Statements and Exhibits

(c)	Exhibits

10.1	Form of Stock Option Award Statement.

10.2	Form of Restricted Stock Award Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMPBELL SOUP COMPANY (Registrant)

Date: September 28, 2004

By:	/s/ Robert A. Schiffner
Robert A. Schiffner
Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Stock Option Award Statement.
10.2	Form of Restricted Stock Award Statement.

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